                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 2004
                                                  (AUGUST 11, 2004)
                                                  -----------------

                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

             1-11570                                 13-3098275
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    (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NUMBER)

                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 11, 2004, Allied Healthcare International Inc. issued a press release announcing its earnings for the quarter ended June 30, 2004. A copy of the press release is attached to this Form 8-K.

         Exhibits:

         99.1 Press release, dated August 11, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2004

                                            ALLIED HEALTHCARE INTERNATIONAL INC.

                                            By: /s/ Marvet Abbassi
                                                --------------------------------
                                                Name: Marvet Abbassi
                                                Title: Financial Controller